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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 13, 1996

                             ONCOGENE SCIENCE, INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                             0-15190                    13-3159796
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)

106 Charles Lindbergh Blvd., Uniondale, NY                        11553
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (516) 222-0023
                                                     --------------
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ITEM 5.  OTHER EVENTS

         (a)      CHANGES IN PERSONNEL AT MANAGEMENT AND BOARD LEVELS.

         In news releases on September 13 and 18, 1996, Oncogene Science, Inc. ("Oncogene Science" or the "Company") announced certain personnel changes in management and on its board of directors. The information related to these changes set forth in the Company's news releases dated September 13 and 18, 1996, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, is incorporated herein by reference.

         (b)      ACQUISITION OF ASTON MOLECULES LIMITED.

        On September 19, 1996, the Company completed the acquisition of all the outstanding capital stock of Aston Molecules Limited ("Aston"), a privately held United Kingdom company, in exchange for approximately 284,000 shares of the Company's common stock. In connection with the acquisition, the Company issued rights exercisable at the end of three and five years following the closing date (for an aggregate exercise price of $7,500) to obtain a number of shares of the Company's common stock having an aggregate value of $750,000 (based on the then current market value). In addition, the Company entered into employment agreements with certain of Aston's executives and scientific personnel and granted stock options covering an aggregate of 125,000 shares of its common stock to such persons. The information related to this acquisition set forth in the Company's news release dated September 19, 1996, a copy of which is attached hereto as Exhibit 99.3, is incorporated herein by reference.

         (c)      FORWARD LOOKING STATEMENTS

         Matters and subject areas discussed or incorporated by reference in this report that are not historical or current facts deal with potential future circumstances and developments, and as such, are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The discussion of such matters and subject areas is qualified by the inherent risks and uncertainties surrounding future expectations generally, and such discussion may materially differ from the Company's actual future experience involving any one or more of such matters and subject areas. Examples of this are the statements contained in the second and third paragraphs of the Company's September 19, 1996 news release (Exhibit 99.3 to this report) relating to certain expected results of the Company's acquisition of Aston. Certain factors may arise in the future that prevent the realization of these results, including, without limitation, difficulty in integrating Aston's operations, which are located in the United Kingdom, into the Company's operations. The statements regarding the Aston acquisition, as well as all statements in this report that deal with potential future circumstances and developments, are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.



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ITEM 7.  EXHIBITS

         99.1     News Release dated September 13, 1996

         99.2     News Release dated September 18, 1996

         99.3     News Release dated September 19, 1996



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ONCOGENE SCIENCE, INC.



                                   By:/s/ Robert L. Van Nostrand
                                      ------------------------------------------
                                      Robert L. Van Nostrand,
                                      Vice President, Finance and Administration

Dated:  November 7, 1996
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                                  EXHIBIT INDEX


99.1     News Release dated September 13, 1996

99.2     News Release dated September 18, 1996

99.3     News Release dated September 19, 1996